NYSE-A: CTGO BUILDING ALASKA’S NEXT GOLD MINES Corporate Presentation HighGold Transaction May 2, 2024 TSXV: HIGH OTCQX: HGMIF Exhibit 99.2

FORWARD LOOKING STATEMENT The Feasibility Study (“FS”) referenced herein that relates to Peak Gold, LLC (“Peak Gold”), was prepared by Kinross Gold Corporation (“Kinross”), which controls the Manager of Peak Gold and holds 70% of its outstanding membership interests, in accordance with Canadian National Instrument 43-101 (NI 43-101). Contango Ore, Inc. (“CORE” or “Contango”) owns the remaining 30% membership interest in Peak Gold, and must rely on Kinross and its affiliates for the FS and related information. Further, CORE is not subject to regulation by Canadian regulatory authorities and no Canadian regulatory authority has reviewed the FS or passed upon its accuracy or compliance with NI 43-101. The terms “mineral resource”, “measured mineral resource”, “indicated mineral resource” and “inferred mineral resource” as used in the resource estimate, the FS and this presentation are Canadian mining terms as defined in accordance with NI 43-101. In the United States, mining disclosure is reported under sub-part 1300 of Regulation S-K (“S-K 1300”). Under S-K 1300, the U.S. Securities and Exchange Commission (“SEC”) recognizes estimates of “Measured Mineral Resources”, “Indicated Mineral Resources” and “Inferred Mineral Resources”. In addition, the definitions of “Proven Mineral Reserves” and “Probable Mineral Reserves” are substantially similar to international standards. Under S-K 1300, an SEC registrant with material mining operations must disclose specified information in its SEC filings concerning mineral resources, in addition to mineral reserves, which have been determined on one or more of its properties. Such mineral resources and reserves are supported by a technical report summary (the “S-K 1300 Report”), which is dated and signed by a qualified person or persons, and identifies and summarizes the information reviewed and conclusions reached by each qualified person about the SEC registrant’s mineral resources or mineral reserves determined to be on each material property. CORE prepared an S-K 1300 Report, dated May 12, 2023, based on the FS, that presented mineral resource estimates and mineral reserve estimates for the Manh Choh project as of December 31, 2022 (the "Manh Choh S-K 1300 Report"). CORE prepared an additional S-K 1300 Report, dated May 26, 2023, based on historical and recent drill hole assay information, that presented mineral resource estimates for the Lucky Shot project as of May 26, 2023 (the "Lucky Shot S-K 1300 Report"). Investors are cautioned that while the S-K 1300 definitions are “substantially similar” to the NI 43-101 definitions, there are differences between the two. Accordingly, there is no assurance any mineral reserve or mineral resource estimates that Peak Gold may report as “probable mineral reserves”, “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources” under NI 43-101 would be the same had CORE prepared the mineral reserve or mineral resource estimates under S-K 1300. Further, U.S. investors are also cautioned that while the SEC recognizes “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources” under S-K 1300, investors should not assume that any part or all of the mineralization in these categories will ever be converted into a higher category of mineral resources or into mineral reserves. Mineralization that has been characterized as resources has a greater degree of uncertainty as to its existence and feasibility than mineralization that has been characterized as reserves. Accordingly, investors are cautioned not to assume that any measured mineral resources, indicated mineral resources or inferred mineral resources that CORE reports are or will be economically or legally mineable. For more detail regarding the FS, please see CORE's press release dated May 26, 2023: https://www.contangoore.com/press-release/contango-ore-announces-completion-of-s-k-1300-technical-report-summary-for-its-manh-choh-project-in-alaska. The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation. To view a copy of the Manh Choh S-K 1300 Report, see: https://assets.website-files.com/5fc5d36fd44fd675102e4420/6470afdaf94d2ac9f93d93e0_SIMS%20Contango%20Manh%20Choh%20Project%20S-K%201300%20TRS%20FINAL%2020230524%20(1)-compressed.pdf . The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation. To view a copy of the Lucky Shot S-K 1300 Report, see: https://assets.website-files.com/5fc5d36fd44fd675102e4420/6487270414e64406df8280bb_Contango%20Lucky%20Shot%20Project%20S-K%201300%20TRS%202023-05-26.pdf. The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation. For additional details on Highgold;’s Johnson Track  Project, see NI 43-101 Technical Report titled “Updated Mineral Resource Estimate and NI 43-101 Technical Report for the Johnson Tract Project, Alaska,” dated August 25, 2022 (effective date of July 12, 2022) authored by Ray C. Brown, James N. Gray, P.Geo. and Lyn Jones, P.Eng - Technical Reports | HighGold Mining Inc.

3 Manh Choh Mine: On Schedule, On Budget…and Safe! Manh Choh Alaska’s Newest Mine

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# Developing Alaska's Next Gold Mines


ALASKA

## Alaska's Golden Triangle

Manh Choh Mine – Mining and Stockpiling Ore Underway with **Production in H2 2024**
**Expected to Generate >$50 Million in FCF/Yr**

### Lucky Shot Mine

- 100% owned
- Exploring historic high-grade gold mine
- Permitted for mining
- 106,000 Oz Indicated Resource grading 14.5 g/t Au

### Johnson Tract

- +1 Moz grading 9.4 g/t AuEq
- Orebody averages ~40 m wide
- Multi-deposit district potential
- Excellent access and local workforce

★ Reserves/Resources

★ Exploration Stage

★ Fort Knox Mill

CONTANGO ORE
GOLD SILVER COPPER

6 Johnson Tract – High-Grade Au (Cu-Zn), Alaska USA JT Deposit Resource 1.05 Moz @ 9.4 g/t AuEq Indicated (40m true width) 0.11 Moz @ 4.8 g/t AuEq Inferred* Gold with Critical Mineral coproducts Cu + Zn Multi-deposit district potential Good access and local workforce * 3.5 Mt Indicated @ 5.3 g/t Au, 6 g/t Ag, 0.6% Cu, 5.2% Zn, 0.7% Pb (9.39 g/t AuEq) 0.7 Mt Inferred @ 1.4 g/t Au, 9 g/t Ag, 0.6% Cu, 4.2% Zn, 0.3% Pb (4.76 g/t AuEq) * - See Forward Looking Statements

# Johnson Tract: Contango's Next DSO Opportunity

7

**Manh Choh development significantly de-risked via Contango's Direct Shipping Ore (DSO) strategy – made possible by the following factors:**

- Proximity to key infrastructure (Roads, Rail and Water)
- High grades to offset transportation costs
- Low initial capex
- Low environmental impact (i.e., no on-site tailings, waste rock for backfill)
- Simpler to permit and build
- Reduced timeline to production (and cash flows)

**Johnson Tract's seaside location and deposit characteristics to provide a unique opportunity for the next leg of DSO by barge to an existing mill facility:**

- Marine transport is the lowest cost form of bulk transport
- Multiple coastal mines and development projects within barging distance of Johnson Tract
- Robust grades + thickness – ~1.1 Moz @ 9.4 g/t AuEq @ 40m true width
- Ideal for low-cost underground mining – subvertical, bulk-mining widths, ramp access, bottom-up/gravity assist



KINROSS'
FORT KNOX MILL
ALASKA
240 miles
YUKON
TERRITORY
MANH CHOH MINE
LUCKY SHOT
ANCHORAGE
WHITEHORSE
JOHNSON
TRACT
Kensington Mine
JUNEAU
Greens Creek Mine
Premier Mine
Calder Mine
Coastal Alaska
& BC Mines
Asia-Pacific
Destinations
Myra Falls Mine

Benchmark barge cost ~$25/t
Benchmark UG mining cost ~$78/t
Benchmark processing cost ~$35/t
NSR value of Ind. Resource ~$400/t*

* USD costs; Benchmark values from peer group comparison and SRK study; NSR value utilizes the same metal prices, metallurgical recoveries, and payabilities as per Johnson Tract resource estimate (HighGold Mining NI43-101 report dated August 25, 2022).

CONTANGO ORE
GOLD SILVER COPPER

# HighGold Transaction Rationale

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1

**Enhancing Contango's portfolio via operational diversification in Alaska**
- Manh Choh is Alaska's next gold mine – first gold pour expected in July 2024
- Johnson Tract adds a 3rd high-grade project in Alaska to Contango's portfolio

2

**Three-fold increase in Contango's resources to 1.6 Moz Gold Equivalent Ounces (GEO)**
- +1.1 Moz @ 9.4 g/t AuEq to be contributed by Johnson Tract
- Adds a third district-scale exploration opportunity to continue to expand Contango's resource inventory

3

**Doubling down on 'proof-of-concept' and executing on Contango's corporate strategy**
- Johnson Tract's nearby ocean access is ideal for applying the DSO model
- Opportunity to expedite permitting to ramp-up Contango's compelling growth pipeline in a capital-efficient manner
- Expand opportunities for DSO development outside of Alaska

4

**Highly accretive for Contango shareholders**
- HighGold's ounces currently trade at ~US$18/oz AuEq and acquired for ~US$30/oz AuEq.
- Potential for rapid re-rating within Contango's portfolio as Manh Choh achieves commercial production

5

**Untapped exploration potential in Alaska can be funded with near-term cash flows**
- Contango's existing balance sheet flexibility and near-term cash flow from Manh Choh to allow for aggressive exploration at Johnson Tract
- Significant exploration potential along Johnson Tract's 12 km(7.5 mi) mineralized trend

CONTANGO ORE
GOLD SILVER COPPER

# Benefits to HighGold Shareholders

**Expedited path to production.**
**Exploration & development funded by free cash flow**
**Exposure to re-rate once Contango becomes a producer in 2H, 2024**

- Significant premium of 59% based on the 20-day VWAP of both companies;
- Early participation in an emerging North American gold producer with a leading pipeline of high-grade gold deposits
- Strong free cash-flow projection from Manh Choh operations during a period of rising gold prices
- Potential for sustained organic growth as a low-risk multi-asset +100koz producer
- Building on an attractive business model of developing assets via direct shipment of run-of-mine ore to existing third party processing facilities
- Combined high-grade resource base of 1.6 Moz
- Continued exposure to future exploration upside
- Removes perpetual dilution risk associated with non-cash flowing micro-cap company
- Removes junior explorer discount to NAV
- Elevated capital markets profile, improved trading liquidity and NYSE American listing

HIGHGOLD
9
CONTANGO ORE

10

# HighGold Transaction Structure and Timing

| | |
|---|---|
| **Proposed Transaction** | • Court-approved Plan of Arrangement under which Contango will acquire all of the issued and outstanding shares of HighGold |
| **Consideration** | • Contango will issue 0.019 of a common share of Contango for each HighGold common share held<br>• Represents consideration of C$0.55 per HighGold share, implying a premium of 59% to the 20-day volume weighted average prices of each of Contango and HighGold shares |
| **Board & Management** | • Combined Company to continue as Contango ORE and trade on the NYSE<br>• HighGold to be granted the right to appoint one director to the Board of Directors |
| **Shareholder Support** | • Directors and senior officers of HighGold, representing an aggregate of approximately 2% of the issued and outstanding HighGold shares, have agreed to vote in favour of the Transaction at the special meeting |
| **Conditions** | • Transaction will require approval by 66 2/3% of the votes cast by HighGold shareholders at a special meeting expected to be held in June 2024<br>• Transaction is subject to customary conditions, including shareholder approval and relevant regulatory approvals |
| **Expected Timing** | • Management information circulars will be mailed by HighGold to its shareholders by May 2024<br>• Transaction is expected to close in July 2024 |

10

CONTANGO ORE

11 Johnson Tract – Key Highlights Grade + Thickness – JT Deposit (1Moz @ 9.4 g/t AuEq) 40m true width, 10x thicker than high-grade peers Ideal for Low-Cost UG Mining – subvertical, bulk-mining widths, ramp access, bottom-up/gravity assist Metallurgy – excellent metal recoveries at coarse grind to high-quality concentrates ESG – located on Alaska Native Corp. lands selected for mining; direct economic benefits to Alaska Natives Top Jurisdiction – multiple operating mines and Sr. Producers active in the State of Alaska CHARACTERISTICS OF THE JT DEPOST

Select JT Deposit Drill Results

- 108.6 m of 10.4 g/t Au, 7.6% Zn, 0.7% Cu, 2.0% Pb and 8 g/t Ag
- **71.4 m of 20.9 g/t Au, 9.8% Zn, 0.9% Cu, 1.6% Pb, and 9 g/t Ag**
- 99.7 m of 10.1 g/t Au, 6.7 g/t Ag, 0.9% Cu, 1.3% Pb, and 6.3% Zn
- 137.7 m of 11.3 g/t Au, 2.4% Zn, 0.5% Cu, 0.5% Pb, and 4 g/t Ag
- 112.2 m of 10.3 g/t Au, 6.35 g/t Ag, 0.7% Cu, 1.5% Pb, and 5.0% Zn
- 59.0 m of 14.2 g/t Au, 9.3 g/t Ag, 1.0% Cu, 2.2% Pb, and 4.4% Zn
- 107.8 m of 12.4 g/t Au, 7.1% Zn, 0.9% Cu, 1.6% Pb, and 9 g/t Ag
- 75.1 m of 10.0 g/t Au, 9.4% Zn, 0.6% Cu, 1.1% Pb, and 6 g/t Ag
- **74.1 m of 17.9 g/t Au, 7.3% Zn, 0.5% Cu, 1.3% Pb, and 7 g/t Ag**
- 56.6 m of 19.3 g/t Au, 2.4% Zn, 0.5% Cu, 0.4% Pb, and 3.9 g/t Ag
- **120.5 m of 18.8 g/t Au, 3.9% Zn, 0.6% Cu, 0.9% Pb, and 6 g/t Ag**

Thick (40m true width & high-grade)
True width 10x thicker than high-grade peers
Amenable to low-cost underground mining






65 66 67 68 69 70 71 72 73 74 75 76 77 78
292.7

HIGHGOLD

CONTANGO ORE

12

13 Progressive Partnership Johnson Tract Leased from CIRI Alaska Native Corp Johnson Tract CIRI Red Dog Donlin Alaska Native Claims Settlement Act (1971) Model system for Native Land Claims & Resource Development, providing certainty and fairness Alaska Native Corporations hold title to lands with high natural resource potential; wealth from development of natural resources flows directly to native shareholders Map of Alaska Regional Native Corporations. The Red Dog mine, located on NANA Native Corporation land and operated by TECK , is one of the largest, highest grade Zinc mines in the World and is a model of success. CIRI’s Mission is to promote the economic and social well-being and Alaska Native heritage of its shareholders, now and into the future, through prudent stewardship of the company’s resources, while furthering self-sufficiency among CIRI shareholders and their families. Mining Lease with Cook Inlet Region, Inc Agreement between CIRI and HighGold to explore and develop Johnson Tract CIRI retains royalties on production and future project participation rights

14 Johnson Tract Property and CIRI exploration lands Accessible Coastal Southcentral, Alaska CIRI Lands Regional Exploration Pursuant to ANCSA, CIRI Alaska Native Corporation selected the Johnson Tract as well as other lands within the boundaries of what is now Lake Clark National Park. As part of the Cook Inlet Land Exchange, which led to the creation of the park, CIRI forfeited certain lands but retained the Johnson Tract and received an express congressional grant of port and transportation easements to support the Johnson Tract. FAIRBANKS

15 Manh Choh Mine: On Schedule, On Budget…and Safe! Proposed Portal Site Camp Existing Airstrip Private surface rights (CIRI ownership) Wide flat valley with minimal wetland – well suited for surface infrastructure JT Deposit Proposed Portal Access Road

Johnson Tract: Attractive Attributes for Underground Mining 16 Looking Southeast Potential for short lateral UG ramp to base of the JT Deposit Gravity assist, bottom-up mining Highest grade accessed first JT Deposit

17 JT Deposit Proposed UG Exploration Ramp Purpose and Objective: Infill drilling from underground to support resource upgrade and advance economic studies for a DSO mine Access to drill test deep exploration targets and >1.5 km of high potential mineral trend Plan to Initiate Permitting H2 2024

18 Ellis Zone discovery 4km NE of JT Deposit 578 g/t Au and 2,023 g/t Ag over 6.4 m New Geophysical Targets 2023 geophysical survey defines 12km (7.5 mi) mineral trend Geophysics, geochemistry and geology define Distinct +10km long epithermal/VMS trend Two potential intrusive related Cu-Au targets (porphyry) Large, shallowly buried, untested alteration systems detected at DC, between DC and JT, and South of JT Multiple new drill targets 2023 Airborne MobileMT Survey (3D inversion)

THANK YOU 19 Corporate Inquires: info@contangoore.com +1-907-888-4273 www.contangoore.com Twitter: @orecontango LinkedIn: Contango ORE Instagram: ContangoORE Facebook: Contango ORE QUESTIONS? Corporate Inquiries: nicole@highgoldmining.com +1-604-629-1165 toll free 1-855-629-1165 www.highgoldmining.com Twitter: @HighgoldMining TSX-V: HIGH OTCQX: HGMIF

This presentation contains forward looking estimates of all-in sustaining cost (“AISC”), resources, free cash flow and EBITDA, which are financial measures not determined in accordance with United States generally accepted accounting principles (“GAAP”).  We cannot provide a reconciliation of estimated AISC, resources and EBITDA to estimated costs of goods sold, assets and net income, which are the GAAP financial measures most directly comparable to such non-GAAP measures, without unreasonable efforts due to the inherent difficulty and impracticality of quantifying certain amounts that would be required to calculate projected AISC, resources and EBITDA.  In addition, the estimates of AISC, resources and EBITDA have been prepared by Kinross and are based on IFRS accounting standards and detailed information that the Company does not have access to at this time. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of projected GAAP cost of goods sold, assets and net income would vary substantially from the amount of projected AISC, resources and EBITDA. NON-GAAP RECONCILIATION DISCLAIMER 20

This corporate presentation contains forward-looking statements and certain “forward-looking information” (within the meaning of Canadian securities legislation) regarding Contango, HighGold, the Transaction, the terms of the Transaction, the expected benefits of the Transaction, the completion of the Transaction, the timing of the Transaction, the development timeline of the Man Choh Project, expectations with respect to the development of the Johnson Tract Project post-Transaction, Contango’s growth plans post-Transaction and the continued cooperation of Contango with CIRI, that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, based on Contango and HighGold’s current expectations or assumptions as to the outcome and timing of such future events and includes statements regarding future results of operations, quality and nature of the asset base, the assumptions upon which estimates are based and other expectations, beliefs, plans, objectives, assumptions, strategies or statements about future events or performance (often, but not always, using words such as “expects”, “believes”, “targets”, “approximately”, “projects”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, “probable”, or “intends”, or stating that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved).  Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those, reflected in the statements.  These risks include, but are not limited to: risks related to the ability of the parties to close the Transaction; risks inherent to the exploration and mining industry (for example, operational risks in exploring for and, developing mineral reserves; risks and uncertainties involving geology; the speculative nature of the mining industry; the uncertainty of estimates and projections relating to future production, costs and expenses; the volatility of natural resources prices, including prices of gold and associated minerals; the existence and extent of commercially exploitable minerals in properties acquired by Contango or the Peak Gold JV; ability to realize the anticipated benefits of the Peak Gold JV and the Johnson Tract Project; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; the interpretation of exploration results and the estimation of mineral resources; the loss of key employees or consultants; health, safety and environmental risks and risks related to weather and other natural disasters); uncertainties as to the availability and cost of financing; Contango’s inability to retain or maintain its relative ownership interest in the Peak Gold JV;  inability to realize expected value from acquisitions; inability of our management team to execute its plans to meet its goals; the extent of disruptions caused by an outbreak of disease, such as the COVID-19 pandemic; and the possibility that government policies may change, political developments may occur  or governmental approvals may be delayed or withheld, including as a result of presidential and congressional elections in the U.S. or the inability to obtain mining permits. Additional information on these and other factors which could affect Contango’s exploration program or financial results are included in Contango’s other reports on file with the U.S. Securities and Exchange Commission.  Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Contango does not assume any obligation to update forward-looking statements should circumstances or management’s estimates or opinions change. FORWARD DISCLOSURE SPECIFIC TO HIGHGOLD TRANSACTION 21